UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  December 14, 2006
(date of earliest event reported)

KeyCorp Student Loan Trust 2006-A

KEY CONSUMER RECEIVABLES LLC
(Exact name of registrant as specified in its charter)
Delaware	333-135860	34-1938746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4910 Tiedeman Road, 6th Floor Brooklyn, Ohio 44144
(Address of Principal Executive Offices) (Zip Code)
(216) 813-7738
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On or about December 7, 2006, KeyBank National Association transferred a portfolio of student loans to Key Consumer Receivables LLC and Key Consumer Receivables LLC transferred the student loans to KeyCorp Student Loan Trust 2006-A (the “Trust”).  This Current Report on Form 8-K is being filed to file a copy of the Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Student Loan Transfer Agreement, Note Underwriting Agreement and Administration Agreement (as listed below) and other operative agreements executed in connection with the issuance of the Notes.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

Item 601(a) of Regulation S-K

Exhibit No.	Description
4.1	Amended and Restated Trust Agreement, between Key Consumer Receivables LLC and The Bank of New York (Delaware) (the “Owner Trustee”), dated as of December 1, 2006.

4.2

Indenture, among KeyCorp Student Loan Trust 2006-A, Deutsche Bank Trust Company Americas as indenture trustee (the “Indenture Trustee”), as paying agent and note registrar, dated as of December 1, 2006.

4.3

Sale and Servicing Agreement, among Key Consumer Receivables LLC (the “Depositor”) KeyBank National Association (the “Master Servicer” and the “Administrator”) the Trust, the Depositor Eligible Lender Trustee and the Eligible Lender Trustee, dated as of December 1, 2006.

4.4	Administration Agreement, among KeyBank National Association, the Trust and the Indenture Trustee, dated as of December 1, 2006.

4.5

Student Loan Transfer Agreement between KeyBank National Association (as Seller), Key Consumer Receivables LLC (as Purchaser) and JPMorgan Chase Bank, National Association (as “Depositor Eligible Lender Trustee”), dated as of December 1, 2006.

10.1	Note Underwriting Agreement between KeyBank National Association, Key Consumer Receivables LLC and Deutsche Bank Securities Inc., dated as of November 29, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY CONSUMER RECEIVABLES LLC

By: _/s/Krista C. Neal________________

       Name:  Krista C. Neal

       Title:    Treasurer

Dated:  December 14, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amended and Restated Trust Agreement, between Key Consumer Receivables LLC and The Bank of New York (Delaware) (the “Owner Trustee”), dated as of December 1, 2006.

4.2	Indenture, among KeyCorp Student Loan Trust 2006-A (the “Trust”), Deutsche Bank Trust Company Americas as indenture trustee, as paying agent and note registrar, dated as of December 1, 2006.

4.3

Sale and Servicing Agreement, among Key Consumer Receivables LLC (the “Depositor”), KeyBank National Association, the Trust, JPMorgan Chase Bank, National Association  as the Depositor Eligible Lender Trustee and the eligible lender trustee (the “Eligible Lender Trustee”), dated as of December 1, 2006.

4.4	Administration Agreement, among KeyBank National Association, the Trust and the Indenture Trustee, dated as of December 1, 2006.

4.5

Student Loan Transfer Agreement between KeyBank National Association (as Seller), Key Consumer Receivables LLC (as Purchaser) and JPMorgan Chase Bank, National Association (as Depositor Eligible Lender Trustee), dated as of December 1, 2006.

10.1	Note Underwriting Agreement between KeyBank National Association, Key Consumer Receivables LLC and Deutsche Bank Securities Inc., dated as of November 29, 2006.